UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21758

CLIPPER FUNDS TRUST
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2015
Date of reporting period: June 30, 2015

____________________

ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUND™

Clipper Fund

June 30, 2015

SEMI-ANNUAL REPORT

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include "forward looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like "believe," "expect," "anticipate," or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund's Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund's website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund's website at www.clipperfund.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund's website at www.clipperfund.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-432-2504, on the Fund's website at www.clipperfund.com, and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Shareholder Letter

Clipper Fund is off to a strong start in 2015. More important, returns in all periods are positive and substantially higher over the last three and five years. Until this year, however, these results have lagged the even stronger returns of the S&P 500® Index. Specifically, shareholder wealth in Clipper Fund increased a cumulative 5%, 60% and 105% over the last one, three and five year periods, respectively. But, as shown in the chart below, these good absolute returns trailed the market averages.1

Average Annual Total Returns as of June 30, 2015
	YTD	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	Since Inception (1/1/06)[2]
Clipper Fund	3.68%	5.43%	17.05%	15.50%	4.87%	7.08%	9.35%	4.95%
S&P 500® Index	1.23%	7.42%	17.31%	17.34%	7.89%	4.36%	8.91%	7.69%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.74%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. These were one-time events that are unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

As Clipper Fund's managers, we have two objectives: to earn a satisfactory absolute investment return and to generate relative results in excess of the S&P 500® Index. For most of the periods reflected in the chart, we have fired on only one cylinder. Although we consider absolute returns paramount, we do not consider the results shown here satisfactory and have ground to make up. However, the narrowing of this gap in recent years is encouraging. In the pages that follow, we will describe how the combination of strong results at the companies we own and the faltering prospects of a number of market darlings we have chosen not to own position us to build on Clipper Fund's improving results.

Over the last five years, the strong performance of a number of our core holdings, including Berkshire Hathaway, Wells Fargo, Markel, and Google has driven solid absolute returns.3 At the same time, our decision to avoid a number of companies and sectors that have done particularly well but that we believe do not offer investors sustainable long-term opportunities has detracted from our relative results. Our choice to avoid these businesses rests on our experience, judgment and analysis, all of which indicate that, in our opinion, the companies are either overvalued or riskier than they appear. As has historically been the case, we believe the relative drag experienced by not owning such companies will reverse in the years ahead. We expect the combination of continued strength in the companies we own and deteriorating prospects for many of the market's current favorites we have consciously avoided should drive improved relative results going forward. While too short a period to extrapolate, we are gratified to see signs of this thus far in 2015.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. Equity markets are volatile and an investor may lose money. Past performance is not a guarantee of future results.
1 Past performance is not a guarantee of future results.
2 Date shown is the day Davis Advisors began management of the fund. Prior to that date, the Fund was managed by a different investment adviser.
3 Individual securities are discussed in this piece. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

The Portfolio

The core of Clipper Fund includes an exceptional group of companies whose fundamental competitive advantages should allow them to earn strong returns for years if not decades to come. Intrinsic advantages such as cost, scale and brand drive returns at leaders like American Express, Costco, Schwab, Google, Liberty Global, and other core holdings. At the same time savvy investing and selective acquisitions have added to the value of other companies like Berkshire Hathaway and Markel. The short-term stock performance of these core holdings may be driven by the vagaries of market sentiment but their long-term returns will be driven by the growth, durability and competitive advantages of their underlying business. Put simply, we believe these businesses possess the qualities of long-term compounding machines.

In addition to these core holdings, we constantly seek out economic, political, demographic, and market themes that might create investment opportunities. In our last commentary, for example, we discussed our investments in UnitedHealth Group and LabCorp, which were purchased under the cloud of uncertainty surrounding Obamacare. We also discussed our investment in Lafarge, the global leader in cement when the company was merging with its largest competitor Holcim and the opportunity we saw in Las Vegas Sands as they near the end of significant capital spending cycles.

Beyond our focus on specific investment themes, shareholders should remember investment success tends to come from having a different point of view. Put simply, investors cannot do what everyone else does and expect a different result. To beat the Index over the long term, we must look different from the Index. And we do. Unlike the S&P 500® Index, which spreads its investments over 500 companies, Clipper is a focused fund holding only 23 companies, 18 of which are not among the  top 25 companies in the S&P 500® Index. At a time when investors are pouring huge sums of money into index funds and exchange-traded funds (ETFs) that automatically purchase the same securities, our ability to be independent in our analysis and focused in our portfolio management is more important than ever. To be clear, we are not advocates of the average active management approach with high fees and high turnover. Rather, we are confident our specific approach combining relatively low costs and turnover with a differentiated and focused portfolio should outperform in the long term.

In the current environment, three differentiating or even contrarian views particularly distinguish us from the crowd and make us especially optimistic about our Portfolio returns in the coming years. First, with memories of the financial crisis of 2008 still fresh, investors and market commentators remain leery of financial stocks in general and bank stocks in particular. They assume long-term returns have been poor and business models are highly risky. While true for many financial companies, this characterization is certainly not true for companies like Wells Fargo, American Express and JPMorgan Chase. These three powerhouse companies have endured for more than a century and have consistently generated strong long-term returns on equity. More important, although hard for many people to believe, all three remained profitable even through the worst financial crisis since the 1930s and none needed government assistance. In fact, bearing in mind Winston Churchill's advice to "never let a good crisis go to waste," Wells Fargo and JPMorgan actually took advantage of the chaos to acquire competitors at bargain prices and American Express increased market share throughout this difficult period as competitors were unnerved.

Despite their outstanding records of success during an incredibly difficult period, these companies are lumped together with the banking sector as a whole and now trade at a significant discount to the market averages. This discount is a boon to shareholders as each of these companies is currently repurchasing shares. Looking ahead, although the companies are benefiting from today's benign credit environment, earnings at each should still rise in the years ahead as regulatory, legal and compliance costs moderate and interest rates normalize. The combination of all these factors creates three ways to win: valuations can move higher, earnings can increase and the number of shares outstanding can shrink. Even small improvements in each of these three areas would be magnified by the fact they compound on one another. Our ability to overweight such companies (and others including BNY Mellon, formerly Bank of New York Mellon, and Citizens Financial) compared with the Index should be a significant advantage in the years ahead.

A second point of differentiation is our bullishness on low-cost natural gas. Not many industries are as out of favor as the North American natural gas industry. Production from shale has flooded the market with super-cheap natural gas. Natural gas prices are down nearly 80% from their 2008 peak, and many high-quality, low-cost natural gas producers are trading at distressed prices. But when we look closely at the natural gas industry today, we find an industry not so much in distress as in transition. The influx of low-cost supply happened quickly, almost overnight, while the inevitable and predictable response

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

on the demand side of the equation is taking longer to play out. However, demand is responding to low prices. Large gas-consuming projects are being built across the country with the first wave of new infrastructure likely to come online later this year and continue at least through the end of this decade.

As that build-out progresses, we expect some improvement in natural gas prices. Two recent additions to the Portfolio—Encana and Cabot Oil & Gas—should benefit from this development. Each has decades worth of drilling opportunities on high-quality acreage in some of the most attractive, low-cost natural gas fields in North America. Their acreage allows them to drill wells with good returns, even with today's depressed natural gas prices. As with the financial businesses discussed above, we believe these natural gas companies possess the qualities of long-term compounding machines and yet currently trade at low prices because the market lumps them together in an out-of-favor sector.

A third point of differentiation is our willingness to perform in-depth research on individual companies in order to develop an informed but possibly contrarian view at a time when more investment decisions are made passively by index funds, computer screens or simplistic valuation data. For example, in our last report we highlighted those rare businesses in which accounting distortions result in a company's cash, or owner earnings, significantly exceeding its reported earnings. In such cases a company's reported financial results understate the value being created. In our Portfolio, the financial statements of holdings like Express Scripts and Liberty Global include significant noncash charges that mask their true earnings power. Adjusting for these charges (and others like them), these industry-leading growth companies are all trading at attractive valuations.

In the cases mentioned above, our different point of view is based on an analysis of accounting and financial statements. In other cases, our different view of a company's earnings power is based on research about the company's business model and culture. In such cases, the valuation adjustments we make depend on judgment and informed opinions rather than accounting facts. Perhaps the best example of such qualitative adjustments concerns our analysis of Amazon.com, a company that looks very expensive based on reported earnings but that we believe is attractively valued based on true earnings power.

We first met the management of Amazon in 1998 and have followed the company closely since then (We highly recommend Amazon's first letter to shareholders, a copy of which can be found at http://media.corporate-ir.net/media_files/irol/97/97664/reports/Shareholderletter97.pdf. Based on our research, Amazon's willingness to spend aggressively in order to expand its business masks the company's true earnings power, making the shares far cheaper than they appear at first glance. In other words, if the company chose to stop expanding into new markets (such as China), creating new businesses (such as Amazon Prime Video), designing new hardware (such as the Kindle tablet), exploring long-term projects (such as drone delivery of orders), and developing new business lines (such as groceries), their profit margins would expand significantly. Moreover, even under this scaled-back scenario, the company would continue to grow at an above-average rate, as existing Amazon customers tend to increase their spending year after year. Although some shorter term investors might prefer a business plan where Amazon scaled back its investment to increase reported profits, we disagree. After all, this investment spending is overseen by the company's principled and proven leader Jeff Bezos whose vision and foresight have made him one of the great value creators of all time. Amazon's willingness to invest for the future is a point of differentiation that should increase shareholder value in the long term by widening the company's lead over competitors and creating important new profit centers. One example of such value creation is Amazon Web Services, the world's leading web hosting business. After many years of investing, this segment of Amazon's business has become a new and important source of value that should generate almost $7 billion of revenue and more than $500 million of after-tax profit this year.

Beyond the math of value creation, Amazon's willingness to forgo profits today in order to earn greater profits in the future is an enormous and rare cultural positive. More often, companies choose policies and practices that maximize current reported profits. As unusual as this long-term focus is, longtime followers of Amazon should not be surprised. After all, in his first letter to shareholders written in 1997, Jeff Bezos states, "When forced to choose between optimizing the appearance of our GAAP accounting and maximizing the present value of future cash flows, we'll take the cash flows." We could not agree more.

Whether considering our different view point on leading financial businesses, our optimism about natural gas or our estimate of the underlying profitability of a company like Amazon, our readiness to stand out from the herd and look different from the Index has served us well over the long term and should drive results in the years ahead.

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Today's Investment Environment

In the same way we look for opportunities where others do not see them, we also look for risk in those areas where others feel safe.4 In today's market, three areas stand out.

First, having enjoyed more than 30 years of rising bond prices, investors remain convinced bonds are a risk-free asset. We disagree. In the wonderful words of author James Grant, at today's high prices, bonds do not offer risk-free return but rather "return-free risk." For example, a 1% increase in interest rates would result in nearly a 9% decline in the price of a 10 year U.S. Treasury bond and an 18% decline in the price of a 30 year Treasury bond. Given today's record low interest rates, we do not consider such scenarios unlikely in the years ahead.5

Second, the market's current infatuation with high dividend stocks means these businesses now trade at significant premiums to the market despite lackluster growth prospects in many cases. The danger of such an approach is that while a 3% dividend may feel safe, companies would have to pay this dividend for the next 33 years for investors to get their money back. Not many companies are likely to achieve such a record. In the search for current yield, few investors are conducting in-depth research on the competitive position and durability of the underlying businesses required to maintain these dividends. In our research, we focus not on current dividends but rather on the sustainability and growth potential of the business's underlying cash flow.

Finally, we see risk in the current trend toward passive investing in S&P 500® Index funds and ETFs. Passive investing benefits from low fees and low turnover, which are important advantages when compared with many active managers. However, passive investing also has some flaws that could grow worse in time. Above all, as a capitalization-weighted index, the S&P 500® Index automatically includes more of the stocks that have already gone up in price. While such an approach creates momentum that can persist for a long time, the idea of higher prices increasing demand contradicts basic economics. In addition, because we invest our own money alongside our clients in the funds we manage, we also feel uncomfortable with the inherent lack of accountability and alignment of interests in index investing. More specifically, although we use the term "passive," the fact remains the Index is actively managed with companies added or removed at a rate of about one per month. In fact, at the current rate of replacement, approximately 75% of companies in the Index will be replaced by 2027.6 The decisions concerning which stocks to add or remove are made by a committee at the McGraw Hill Corporation that, as far as we know, has no incentive system or accountability tied to its long-term performance. As a result, although we recognize the merits of index investing, we prefer the rationality and alignment of interests inherent in our approach.

In short, just as we look for opportunities in what is out of favor, we tend to look for risk in what is fashionable. As a result, though we recognize the merits of each, the popularity of bonds, dividends and passive investing leaves us wary.

4 While Davis Advisors attempts to manage risk, there is no guarantee that an investor will not lose money. Equity markets are volatile and the investment return and principal value of an investment will vary. Diversification does not ensure against loss.
5 Common stocks and bonds represent different asset classes subject to different risks and rewards. Unlike bonds, the Fund does not offer a fixed rate of return if held to maturity, and the Fund has risks not associated with holding a bond. Bonds are considered to have less risk than equities. Future economic events may favor one asset class over another.
6 Source: http://seekingalpha.com/article/2651195-increasing-churn-rate-in-the-s-and-p-500-whats-the-lifespan-of-your-stock

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Conclusion

As stewards of our clients' savings, our overarching responsibility is to increase the value of the assets entrusted to our care. To do so, we steadfastly and exclusively focus on equities. Our approach combines experience, research rigor, a willingness to be different, patience, and a long-term perspective. While this approach means we will go through periods when we are out of sync with the market, we expect it to generate outperformance over the long term. Our steadfast focus on long-term results is sharpened by the fact our family, firm and colleagues are the largest investors in Clipper Fund.

Based on the experience of our team and the characteristics of the companies that make up Clipper Fund we are confident about the future and, as always, we are mindful of our responsibility and grateful for the trust you have placed in us.

Thank you.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

August 7, 2015

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund's investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Objective and Risks. Clipper Fund's investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company's stock may never recover or may become worthless; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund's total portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; As of June 30, 2015, the Fund had approximately 8.6% of assets invested in foreign companies; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. See the prospectus for a complete description of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include "forward-looking statements" which may or may not be accurate over the long term. Forward-looking statements can be identified by words like "believe," "expect," "anticipate," or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

The information provided in this material should not be considered a recommendation to buy, sell or hold any particular security. As of June 30, 2015, the top ten holdings of Clipper Fund were:

Berkshire Hathaway Inc., Class A	8.67%
Amazon.com, Inc.	7.83%
American Express Co.	7.67%
Markel Corp.	6.97%
Bank of New York Mellon Corp.	6.01%
Google Inc.*	5.84%
UnitedHealth Group Inc.	4.98%
Lafarge S.A.	4.66%
Charles Schwab Corp.	4.31%
Wells Fargo & Co.	4.18%

*Google Inc. holding includes Class A and Class C.

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in the prospectus. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

Over the last five years, the high and low turnover rate for Clipper Fund was 38% and 3%, respectively.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its funds and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors' products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors' payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper and index websites.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

After October 31, 2015, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

06/15 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com

Not a part of Semi-Annual Report to Fund shareholders

CLIPPER FUNDSM	Management's Discussion of Fund Performance

Performance Overview

Clipper Fund delivered a total return on net asset value of 3.68% for the six-month period ended June 30, 2015 ("Period"). Over the same Period, the Standard & Poor's 500® Index ("Index") returned 1.23%. The sectors1 within the Index that reported the strongest performance over the Period were Health Care, Consumer Discretionary, and Telecommunication Services. The sectors within the Index that reported the weakest performance over the Period were Utilities, Energy, and Industrials.

The Fund's Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund's absolute performance over the Period. Amazon3 (the Fund's second largest holding, as of June 30, 2015) was the top contributor to the Fund's performance during the Period. Las Vegas Sands was among the top detractors from the Fund's performance.

Health Care companies were the second most important contributor to the Fund's absolute performance. UnitedHealth Group and Laboratory Corp. of America were among the most important contributors to the Fund's performance.

Energy companies were the most important detractor from the Fund's absolute performance. Halliburton was among the top contributors to the Fund's performance. Encana and Cabot Oil & Gas were among the leading detractors. The Fund no longer owns Halliburton.

Material companies were the second most important detractor from the Fund's absolute performance. Lafarge was the only holding in the Material sector and its negative return for the Period made it a top detractor.

The Fund is most heavily weighted in the Financial sector and Financial companies were a positive contributor to the Fund's absolute performance. Markel, JPMorgan Chase, Charles Schwab, Citizens Financial Group, and Bank of New York Mellon were all top contributors to the Fund's performance. American Express (the Fund's third largest holding, as of June 30, 2015) and Berkshire Hathaway (the Fund's largest holding, as of June 30, 2015) were the top two detractors from the Fund's performance.

The Fund had approximately 9% of its net assets invested in foreign companies at June 30, 2015. As a whole, those foreign companies underperformed the domestic companies held by the Fund.

The Fund's Relative Performance

Consumer Discretionary companies were the most important contributor to the Fund's performance relative to the Index over the Period. The Fund's Consumer Discretionary holdings significantly outperformed the corresponding sector within the Index and the Fund also benefited from a higher average weighting than the Index.

Information Technology companies were the second most important contributor to the Fund's relative performance. The Fund's Information Technology companies outperformed the corresponding sector within the Index, while having a lower average weighting than the Index.

Material companies were the most important detractor from the Fund's relative performance. The Fund's Material holdings significantly underperformed the corresponding sector within the Index and had a slightly higher average weighting.

Clipper Fund's investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, focused portfolio risk, financial services risk, foreign country risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1    The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

CLIPPER FUNDSM	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor's 500® Index over 10 years for an investment made on June 30, 2005

Average Annual Total Return for periods ended June 30, 2015

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund's Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	5.43%	15.50%	4.87%	11.68%	0.72%	0.72%
Standard & Poor's 500® Index	7.42%	17.34%	7.89%	11.24%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2015 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 06/30/15 Net Assets)		(% of 06/30/15 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	90.72%	Diversified Financials	26.83%	5.13%
Common Stock (Foreign)	8.64%	Banks	12.12%	6.22%
Short-Term Investments	0.39%	Information Technology	11.84%	19.66%
Other Assets & Liabilities	0.25%	Health Care	10.85%	15.51%
	100.00%	Retailing	7.88%	4.78%
		Insurance	7.01%	2.73%
		Energy	6.92%	7.84%
		Materials	4.69%	3.17%
		Food & Staples Retailing	4.16%	2.38%
		Media	4.13%	3.66%
		Consumer Services	3.57%	1.80%
		Capital Goods	–	7.41%
		Food, Beverage & Tobacco	–	5.13%
		Other	–	14.58%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 06/30/15 Net Assets)

Berkshire Hathaway Inc., Class A	Diversified Financial Services	8.67%
Amazon.com, Inc.	Retailing	7.83%
American Express Co.	Consumer Finance	7.67%
Markel Corp.	Property & Casualty Insurance	6.97%
Bank of New York Mellon Corp.	Capital Markets	6.01%
Google Inc.*	Software & Services	5.84%
UnitedHealth Group Inc.	Health Care Equipment & Services	4.98%
Lafarge S.A.	Materials	4.66%
Charles Schwab Corp.	Capital Markets	4.31%
Wells Fargo & Co.	Banks	4.18%

*Google Inc. holding includes Class A and Class C.

CLIPPER FUNDSM	Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended June 30, 2015.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period* (01/01/15-06/30/15)

Actual	$1,000.00	$1,036.85	$3.64
Hypothetical	$1,000.00	$1,021.22	$3.61

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund's annualized operating expense ratio (0.72%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2015 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (99.36%)
CONSUMER DISCRETIONARY – (15.48%)
Consumer Services – (3.55%)
Las Vegas Sands Corp.	736,500	$38,717,805
Media – (4.10%)
Liberty Global PLC, Series C *	884,000	44,756,920
Retailing – (7.83%)
Amazon.com, Inc. *	196,900	85,472,321
	Total Consumer Discretionary	168,947,046
CONSUMER STAPLES – (4.13%)
Food & Staples Retailing – (4.13%)
Costco Wholesale Corp.	334,061	45,118,279
	Total Consumer Staples	45,118,279
ENERGY – (6.88%)
Cabot Oil & Gas Corp.	1,000,700	31,562,078
Encana Corp. (Canada)	3,948,730	43,515,004
	Total Energy	75,077,082
FINANCIALS – (45.67%)
Banks – (12.04%)
Citizens Financial Group Inc.	1,041,500	28,443,365
JPMorgan Chase & Co.	636,000	43,095,360
SKBHC Holdings LLC *(a)	2,076	14,308,246
Wells Fargo & Co.	811,300	45,627,512
		131,474,483
Diversified Financials – (26.66%)
Capital Markets – (10.32%)
Bank of New York Mellon Corp.	1,562,889	65,594,451
Charles Schwab Corp.	1,439,500	46,999,675
		112,594,126
Consumer Finance – (7.67%)
American Express Co.	1,077,333	83,730,321
Diversified Financial Services – (8.67%)
Berkshire Hathaway Inc., Class A *	462	94,640,700
		290,965,147
Insurance – (6.97%)
Property & Casualty Insurance – (6.97%)
Markel Corp. *	94,960	76,032,573
	Total Financials	498,472,203
HEALTH CARE – (10.78%)
Health Care Equipment & Services – (10.78%)
Express Scripts Holding Co. *	395,000	35,131,300
Laboratory Corp. of America Holdings *	232,940	28,236,987
UnitedHealth Group Inc.	445,460	54,346,120
		117,714,407
	Total Health Care	117,714,407
INFORMATION TECHNOLOGY – (11.76%)
Semiconductors & Semiconductor Equipment – (2.29%)
Texas Instruments Inc.	485,300	24,997,803

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2015 (Unaudited)

	Units/Shares/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (9.47%)
ASAC II L.P., Private Placement *(a)	24,200,000	$39,646,860
Google Inc., Class A *	60,000	32,402,400
Google Inc., Class C *	60,164	31,315,964
		103,365,224
	Total Information Technology	128,363,027
MATERIALS – (4.66%)
Lafarge S.A. (France)	769,600	50,827,223
	Total Materials	50,827,223
	TOTAL COMMON STOCK – (Identified cost $806,830,829)	1,084,519,267
SHORT-TERM INVESTMENTS – (0.39%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.14%, 07/01/15, dated 06/30/15, repurchase value of $1,816,007 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.4109%-4.00%, 02/20/30-06/01/45, total market value $1,852,320)	$1,816,000	1,816,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.13%, 07/01/15, dated 06/30/15, repurchase value of $1,556,006 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 08/15/44-01/15/45, total market value $1,587,120)	1,556,000	1,556,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.30%, 07/01/15, dated 06/30/15, repurchase value of $889,007 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.125%-5.50%, 05/01/25-08/01/44, total market value $906,780)	889,000	889,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,261,000)	4,261,000
Total Investments – (99.75%) – (Identified cost $811,091,829) – (b)		1,088,780,267
Other Assets Less Liabilities – (0.25%)		2,765,481
	Net Assets – (100.00%)	$1,091,545,748

*	Non-Income producing security.

(a)	Restricted Security – See Note 5 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $811,006,647. At June 30, 2015 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation		$332,157,794
Unrealized depreciation		(54,384,174)
	Net unrealized appreciation	$277,773,620

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2015 (Unaudited)

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$1,088,780,267
Cash	1,220
Receivables:
Capital stock sold	4,696,640
Dividends and interest	312,447
Prepaid expenses	5,987
Total assets	1,093,796,561

LIABILITIES:
Payables:
Capital stock redeemed	1,399,529
Accrued investment advisory fee	555,527
Accrued transfer agent fees	182,265
Other accrued expenses	113,492
Total liabilities	2,250,813
NET ASSETS	$1,091,545,748
SHARES OUTSTANDING	10,656,091
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$102.43
NET ASSETS CONSIST OF:
Paid in capital	$833,591,046
Undistributed net investment income	3,979,073
Accumulated net realized losses from investments and foreign currency transactions	(23,712,809)
Net unrealized appreciation on investments and foreign currency transactions	277,688,438
Net Assets	$1,091,545,748

*Including:
Cost of Investments	$811,091,829

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2015 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$7,929,661
Interest		8,101
Total income		7,937,762
Expenses:
Investment advisory fees (Note 3)	$3,047,839
Custodian fees	71,637
Transfer agent fees	617,722
Audit fees	24,600
Legal fees	20,686
Reports to shareholders	52,501
Trustees' fees and expenses	71,757
Registration and filing fees	25,525
Miscellaneous	40,034
Total expenses		3,972,301
Net investment income		3,965,461
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		66,633,388
Foreign currency transactions		(91)
Net realized gain		66,633,297
Net decrease in unrealized appreciation		(29,707,713)
Net realized and unrealized gain on investments and foreign currency transactions		36,925,584
Net increase in net assets resulting from operations		$40,891,045

*Net of foreign taxes withheld as follows		$229,550

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2015 (Unaudited)	Year ended December 31, 2014

OPERATIONS:
Net investment income	$3,965,461	$4,431,185
Net realized gain from investments and foreign currency transactions	66,633,297	263,781,880
Net decrease in unrealized appreciation on investments and foreign currency transactions	(29,707,713)	(177,914,979)
Net increase in net assets resulting from operations	40,891,045	90,298,086
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(4,669,695)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(58,488,753)	(230,398,412)
Total decrease in net assets	(17,597,708)	(144,770,021)
NET ASSETS:
Beginning of period	1,109,143,456	1,253,913,477
End of period*	$1,091,545,748	$1,109,143,456

*Including undistributed net investment income of	$3,979,073	$13,612

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Funds Trust, a Delaware statutory trust ("Trust"), on behalf of Clipper Fund ("Fund"), a series of the Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, seeks to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser's estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Trustees at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund for restricted securities include, but are not limited to, pricing securities by adjusting the value daily based on changes in the closing price of an underlying stock to be received in a proposed merger and applying liquidity discounts. The Fund may also price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer Discretionary	$168,947,046	$–	$–	$168,947,046
Consumer Staples	45,118,279	–	–	45,118,279
Energy	75,077,082	–	–	75,077,082
Financials	484,163,957	–	14,308,246	498,472,203
Health Care	117,714,407	–	–	117,714,407
Information Technology	88,716,167	–	39,646,860	128,363,027
Materials	50,827,223	–	–	50,827,223
Short-term securities	–	4,261,000	–	4,261,000
Total Investments	$1,030,564,161	$4,261,000	$53,955,106	$1,088,780,267

Level 2 to Level 1 Transfers*:
Materials	$50,827,223

*Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2015.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2015:

Investment Securities:
Beginning balance	$44,076,158
Increase in unrealized appreciation	9,878,948
Ending balance	$53,955,106

Increase in unrealized appreciation during the period on Level 3 securities still held at June 30, 2015 and included in the change in net assets for the period	$9,878,948

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair Value at	Valuation	Unobservable
Investments at Value	June 30, 2015	Technique	Input	Amount
Equity securities	$14,308,246	Anticipated merger transaction price, then applying liquidity discount	Discount rate	12.50%

	39,646,860	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	9.30%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund's investment. An increase in the discount rate would result in a decrease in the fair value of the investment.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax or excise tax is required. The Adviser has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2015, no provision for income tax is required in the Fund's financial statements related to those tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

At December 31, 2014, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
12/31/2017	$84,964,000
12/31/2018	5,484,000
Total	$90,448,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2015 were $164,895,771 and $204,482,032, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain officers of the Fund are also officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the six months ended June 30, 2015 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. ("BFDS") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the six months ended June 30, 2015 amounted to $32,930. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2015 (Unaudited)

NOTE 4 - CAPITAL STOCK

At June 30, 2015, there were unlimited shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2015 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	787,391	–	(1,359,067)	(571,676)
Value	$80,186,650	$–	$(138,675,403)	$(58,488,753)

	Year ended December 31, 2014
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	761,930	46,166	(3,199,088)	(2,390,992)
Value	$72,079,438	$4,513,654	$(306,991,504)	$(230,398,412)

NOTE 5 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Trustees. The aggregate value of restricted securities amounted to $53,955,106 or 4.94% of the Fund's net assets as of June 30, 2015. Information regarding restricted securities is as follows:

Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of June 30, 2015

ASAC II L.P., Private Placement	10/10/13	24,200,000	$1.00	$1.6383
SKBHC Holdings LLC	11/08/10	2,076	5,000.00	6,892.7800

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2015	Year ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$98.79	$92.07	$68.86	$62.50	$61.96	$54.56

Income from Investment Operations:
Net Investment Income[a]	0.36	0.35	0.47	1.16	0.66	0.55
Net Realized and Unrealized Gains	3.28	6.78	23.09	6.54	0.75	7.48
Total from Investment Operations	3.64	7.13	23.56	7.70	1.41	8.03

Dividends and Distributions:
Dividends from Net Investment Income	–	(0.41)	(0.35)	(1.34)	(0.87)	(0.63)
Total Dividends and Distributions	–	(0.41)	(0.35)	(1.34)	(0.87)	(0.63)
Net Asset Value, End of Period	$102.43	$98.79	$92.07	$68.86	$62.50	$61.96

Total Return[b]	3.68%	7.75%	34.22%	12.31%	2.29%	14.77%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,092	$1,109	$1,254	$1,015	$1,033	$1,153
Ratio of Expenses to Average Net Assets:
Gross	0.72%[c]	0.74%	0.74%	0.75%	0.75%	0.76%
Net[d]	0.72%[c]	0.74%	0.74%	0.75%	0.75%	0.76%
Ratio of Net Investment Income to Average Net Assets	0.72%[c]	0.36%	0.58%	1.74%	1.04%	0.96%
Portfolio Turnover Rate[e]	15%	38%	8%	6%	15%	3%

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

c	Annualized.

d	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

e
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited)

Process of Annual Review

The Board of Trustees of Clipper Funds Trust oversees the management of the Fund and, as required by law, annually determines whether to approve the continuance of the Fund's Advisory Agreement with Davis Selected Advisers, L.P. and the Sub-Advisory Agreement contained therein with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreement").

With the assistance of counsel, the Independent Trustees undertook a comprehensive review process in anticipation of their annual contract review meeting, held in April 2015. As part of this process, Davis Advisors provided the Independent Trustees with material, including recent investment performance data, that was responsive to questions submitted to Davis Advisors by the Independent Trustees. At this meeting, the Independent Trustees reviewed and evaluated all information they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. Clipper Fund, Inc. was reorganized into Clipper Funds Trust in December 2014. For this reason, the review included historical information for Clipper Fund, Inc.

The shareholders of Clipper Funds Trust elected five new independent trustees in November 2014. Each of the new Trustees also serve as a Director to other funds managed by Davis Advisors. In addition to the information provided in anticipation of the April meeting the Trustees also took into account information furnished to them throughout the year (including related information received as part of their service to funds affiliated with Davis Advisors) and otherwise provided to them during their quarterly meetings or through other prior communications. Upon completion of this review, the Independent Trustees found that the terms of the Advisory Agreement were fair and reasonable and that continuation of the Advisory Agreement was in the best interest of Clipper Fund and its shareholders.

Reasons the Independent Trustees Approved Continuation of the Advisory Agreement

The Independent Trustees' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Trustee did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, in the Independent Trustees' recommendation to renew the Advisory Agreement.

The Independent Trustees considered the performance of the Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Trustees not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.
Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically in selecting when to invest or redeem. The Independent Trustees concluded that through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors, its affiliates, and members of the Davis family are some of the largest shareholders in the Clipper Fund. Collectively, they have over $100 million invested in the Fund. The Independent Trustees concluded that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Trustees concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Clipper Fund's shareholders over time.

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited) – (Continued)

Reasons the Independent Trustees Approved Continuation of the Advisory Agreement – (Continued)

The Independent Trustees noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Clipper Fund's shareholders are likely to be well served by the renewal of the Advisory Agreement. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Trustees must take many factors into consideration in representing the shareholders of the Clipper Fund, including those listed below. In connection with reviewing comparative performance information, the Independent Trustees generally give greater weight to longer-term measurements.

The Independent Trustees noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Trustees considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Trustees recognized Davis Advisors' (i) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (ii) focus on tax efficiency; (iii) record of generally producing satisfactory after-tax results over longer-term periods; (iv) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (v) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Trustees assessed (i) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (ii) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (iii) the fee schedules and breakpoints of the Fund, including an assessment of competitive fee schedules and breakpoints, if applicable.

The Independent Trustees reviewed (i) the management fee schedule for the Fund; (ii) profitability of the Fund to Davis Advisors; (iii) the extent to which economies of scale might be realized if the Fund's net assets increase; and (iv) whether the fee schedule reflects those potential economies of scale, at this time. The Independent Trustees considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Trustees considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreement with the Fund, including a review of portfolio brokerage practices. The Independent Trustees noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Trustees compared the fees paid to Davis Advisors by the Clipper Fund with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Fund, the Independent Trustees noted that the range of services provided to the Fund were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly larger number of shareholders, and managing trading is more complex because of the greater frequency of fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Trustees concluded that reasonable justifications existed for the differences between the fee rates for the Clipper Fund and Davis Advisors' other lines of business.

CLIPPER FUNDSM	Trustee Approval of Advisory Agreement (Unaudited) – (Continued)

Clipper Fund

Davis Advisors began the day-to-day management of the Clipper Fund on January 1, 2006. The Independent Trustees noted that Clipper Fund underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, five-, and ten-year time periods, all periods ended March 31, 2015.

Lipper, an independent service provider, presented a report to the Independent Trustees that compared the Fund to all retail and institutional large-cap core funds (the "Performance Universe"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe and Lipper Index over the one-, two-, three-, and four-year time periods, all periods ended December 31, 2014. During the five-year time period, the Fund performed in-line with the Performance Universe and Lipper Index. The Fund underperformed the Performance Universe and Lipper Index during the ten-year time period, ended December 31, 2014; the Independent Trustees noted that Davis Advisors assumed management of the Fund in January 2006. The Independent Trustees also reviewed the Fund's performance versus both the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® and Lipper Large Cap Core category in 1 out of 5 rolling five-year time periods since Davis Advisors took over management, all periods ended December 31. The Fund did not yet have a ten-year period with Davis Advisors as the manager. The Independent Trustees also noted that other similar, though not concentrated, funds managed by Davis Advisors have attractive longer term track records employing the same investment discipline.

The Independent Trustees considered Clipper Fund's management fee and total expense ratio. They observed that the Fund's management fee was below the average for the Fund's expense group and only slightly higher than the asset-weighted average of contractual management fees for other retail large-cap core funds. They noted that the Fund has an advisory fee schedule that begins at 0.55% and declines from there in a series of breakpoints. In addition, the Independent Trustees noted that the breakpoint discounts in the Fund's advisory fee schedule would provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund. They also considered that, based on its asset level, the Fund does not qualify for a breakpoint in its advisory fee. In addition, the Independent Trustees noted that the Fund's advisory fee is identical to those paid by another open-end mutual fund that Davis Advisors serves as investment adviser, which has a higher asset level than the Fund. In addition, the Independent Trustees concluded that the Fund's management fee and total expense ratio were reasonable and below the average and median of its peer group, as determined by an independent service provider.

Approval of Advisory Agreement

The Independent Trustees concluded that Davis Advisors had provided Clipper Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Trustees further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Trustees determined that the advisory fee for the Clipper Fund is reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer group, as determined by an independent service provider. The Independent Trustees found that the terms of the Advisory Agreement were fair and reasonable and that continuation of the Advisory Agreement was in the best interest of the Clipper Fund and its shareholders. The Independent Trustees and the full Board of Trustees therefore voted to continue the Advisory Agreement.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Trustees and Officers

For the purpose of their service as trustees to the Clipper Fund, the business address for each of the trustees is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  Each Trustee serves until retirement, resignation, death, or removal. Trustees must retire from the Board of Trustees and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age 75.

Name (birthdate)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Independent Trustees

William P. Barr (05/23/50)	Trustee	Trustee since 2014	Retired; Of Counsel to Kirkland & Ellis LLP (law firm) until July 2009; Executive Vice President and General Counsel, Verizon (telecommunications company) from 1994 through 2008.	3	Director, Time Warner, Inc. (media and entertainment company); Director, Dominion Resources (energy company); Director, Selected Funds (consisting of two portfolios).

Francisco L. Borges (11/17/51)	Trustee	Trustee since 2014	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight Foundation; Trustee, Connecticut
Public Broadcasting Network;
Director, University of Connecticut
Health Center; Director, Assured
Guaranty Ltd.; Director, Leucadia
National Corporation (holding
company); Trustee, Millbrook
School; Director, Selected Funds
(consisting of two portfolios).

Lawrence E. Harris (09/16/56)	Trustee	Director/ Trustee since 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Director, Selected Funds (consisting of two portfolios).

Steven N. Kearsley (09/29/41)	Trustee	Director/ Trustee since 2006	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Director, Selected Funds (consisting of two portfolios).

Katherine L. MacWilliams (01/19/56)	Trustee	Trustee since 2014	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Director, Selected Funds (consisting of two portfolios).

James J. McMonagle (10/01/44)	Trustee/ Chair	Trustee since 2014	Chairman, Selected Funds Board of Directors since 1997; Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director, Owens Corning (producer of residential and commercial building materials); Director/Chair, Selected Funds (consisting of two portfolios).

Richard O'Brien (09/12/45)	Trustee	Trustee since 2014	Retired; Corporate Economist, Hewlett-Packard Co.	3	Director, Selected Funds (consisting of two portfolios).

CLIPPER FUNDSM	Trustees and Officers – (Continued)

Name (birthdate)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Interested Trustees*

Andrew A. Davis (06/25/63)	Trustee	Trustee since 2014	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65)	Trustee	Trustee since 2014	President or Vice President of each Selected Fund, Davis Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios); Director, Graham Holdings Co. (educational and media company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). See description in the section on Interested Trustees.

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President and Chief Compliance Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Clipper Fund officer since 01/01/14). Vice President and Secretary of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 and on the Fund's website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund's website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUNDS TRUST

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 4, 2015

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 4, 2015